UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 23, 2016

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RVUE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-54348	94-3461079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17W220 22nd Street, Suite 200	60181
Oakbrook Terrace, IL 60181	(Zip Code)
(Address of Principal Executive Offices)

(312) 361-3368

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03

Material Modification to Rights of Security Holders.

On March 18, 2016, rVue Holdings, Inc. (the “Company”), began soliciting written consents from its stockholders pursuant to its definitive Consent Solicitation Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2016 (the “Consent Solicitation Statement”) to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to: (a) increase the amount of the Company’s authorized common stock, par value $0.001 per share (the “Common Stock”) from 240,000,000 to 375,000,000 (the “Authorized Shares Increase”), (b) remove certain limits on transactions between the Company and significant stockholders (the “Interested Stockholder Transaction Restriction Removal”), and (c) remove certain restrictions on the voting rights of significant stockholders (the “Voting Restriction Removal”), on the terms set forth in the Consent Solicitation Statement (collectively, the “Amendment”).  The Amendment was approved by the stockholders as described in Item 5.07 below.

Following the approval of the Amendment, on March 23, 2016, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment of the Company’s Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) to effect the Authorized Shares Increase, the Interested Stockholder Transaction Restriction Removal and the Voting Restriction Removal.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above is incorporated into this Item 5.03 by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders.

As of March 23, 2016, the Company had received written consents from the holders of 101,812,007 shares of Common Stock, representing 52.51% of the Company’s issued and outstanding Common Stock, “FOR” the Amendment.  The foregoing shares voted “FOR” the Amendment do not include 15,413,761 shares held by Acorn Composite Corporation, a significant shareholder of the Company, which constituted “Control Shares” within the meaning of Article IX of the Company’s Amended and Restated Articles of Incorporation (prior to the approval of the Amendment), and which were therefore not entitled to vote.  The Company had not received any “ABSTAIN” or “AGAINST” votes with respect to the Amendment as of such date.

The Amendment required the consent of the holders of a majority of the Company’s shares of Common Stock entitled to vote on the Amendment.  The Board of Directors therefore elected to terminate the consent solicitation.  As a result, no further written consents are being solicited.

The Company is in the process of tabulating additional consents received and will provide the final number of “FOR,” “ABSTAIN” and “AGAINST” votes, and broker non-votes, with respect to the Amendment when available by an amendment to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of rVue Holdings, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

By:	/s/ Mark Pacchini
Mark Pacchini Chief Executive Officer

Date:  March 29, 2016

Index to Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of rVue Holdings, Inc.